UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  April 30, 2012

Item 1.  Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company.  The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”).  The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.  Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”) is the Fund’s Investment Manager.  Daiwa SB Investments Ltd. is the Fund’s Investment Adviser.  The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Stockholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”).  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”.  The Fund’s daily net asset value is available by visiting www.dai-wast.com or calling (800) 933-3440 or (201) 915-3020.  Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings.  The Fund has also placed its Fund governance documents on its website under the section titled “Information,” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted on the next page.  All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website.  The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2011.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s principal executive officer has certified to the NYSE that, as of June 4, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards.  The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent.  A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

The Japan Equity Fund, Inc.

Stockholder Letter (unaudited)

May 17, 2012

Dear Stockholders:

It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2012.

Performance Review

Table 1.  NAV performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest 6 Months (As of April 30, 2012) %
Japan Equity Fund	2.90
Benchmark (TOPIX)	2.03
Outperformance	+0.87

Table 2.  Performance of equity portion of portfolio in comparison with the benchmark, Japanese Yen (“JPY”) base

Latest 6 Months (As of April 30, 2012) %
Japan Equity Fund	7.40
Benchmark (TOPIX)	6.48
Outperformance	+0.92

Commentary

During the period from November 2011 to April 2012, the net asset value of the Fund with dividend reinvested increased by 2.90% in USD terms, versus the benchmark (TOPIX with dividends reinvested) return of 2.03% over the same period.  As a result, the Fund outperformed the benchmark by 0.87% in USD terms.  In JPY terms, the equity portion of the Fund grew 7.40%, while the benchmark TOPIX (with dividends reinvested) returned 6.48%.

Relative to the TOPIX on a JPY basis, the sector selection effect was +0.09%, while that from stock selection contributed +0.83% (see Table 3).  As shown in Table 4, one of the major positive contributors to the sector selection effect was an underweight position in the Securities & Commodity Futures sector, as the sector experienced a sharp rally followed by a significant decline amid see-sawing market sentiment over the financial tensions in Europe.  We took advantage of this opportunity by changing our weight in the sector.  Additionally, an overweight position in Transport Equipment was also positive, as production rates among Japanese automakers have recovered after the supply chain struggles caused by both the earthquake last March and the Thai flooding last October.  On the other hand, some of our sector strategies contributed negatively, including an underweight in the Foods sector.  Some of the sector’s major stocks, including Japan Tobacco, were favored by investors, as they continued to show strong earnings amid an uncertain environment.  As a result, the positive contributions outstripped the negatives in the sector allocation effect.

Stock selection in the Banks and Info & Communication sectors were among the largest gainers in the portfolio.  Specifically, our Banks sector holdings included mega-banks such as Mitsubishi UFJ Financial Group and Mizuho Financial Group and, although they do business overseas as well as domestically, their credit statuses are far healthier than those of their peers in Europe and the United States.  The main source of their funding is deposits from domestic customers, a great deal of which are individuals.  In the Information & Communication sector, Fuji Media Holdings was a significant positive contributor to the stock selection effect, as Japan’s top TV broadcaster continued to revise its earnings outlook upwards as client companies regained confidence and increased their marketing and advertising expenses.  Although some of our stock picks failed to add value, overall stock selection was the main reason for the portfolio’s outperformance over the period.

Table 3.  Attribution analysis summary, JPY base

Latest 6 Months (As of April 30, 2012) (%)
JEQ (Equity Only)	7.40
Benchmark TOPIX	6.48
Outperformance	0.92
Breakdown
Sector Selection	0.09
Stock Selection	0.83
Others	0.00
Total	0.92

The Japan Equity Fund, Inc.

Table 4.  Sector & Stock Selection Effects, Sector by Sector

	Portfolio Position %	Market Weight %	Portfolio Return %	Benchmark Return %	Sector Allocation Effect %	Stock Selection Effect %
TOPIX Industry
Fishery, Agric & Forestry	0.00	0.11	0.00	1.87	0.01	0.00
Mining	0.00	0.76	0.00	2.56	0.03	0.00
Construction	1.90	2.42	-2.03	4.21	0.01	-0.12
Foods	1.03	3.64	11.88	10.24	-0.12	0.03
Textiles & Apparel	0.47	0.93	2.25	7.03	0.00	0.01
Pulp & Paper	0.59	0.39	-10.76	-2.48	-0.03	-0.05
Chemicals	6.30	5.98	2.44	3.85	-0.04	-0.08
Pharmaceutical	3.88	4.72	2.33	4.65	-0.10	-0.09
Oil & Coal Products	0.84	0.88	8.21	-2.09	0.03	0.03
Rubber Products	1.70	0.78	3.07	6.06	-0.02	-0.05
Glass & Ceramics Product	1.58	1.15	8.87	-1.61	-0.03	0.18
Iron & Steel	1.42	1.87	-13.23	-2.13	-0.03	-0.15
Nonferrous Metals	3.66	1.18	8.68	5.46	-0.01	0.10
Metal Products	0.06	0.70	-2.72	2.62	0.01	0.01
Machinery	5.50	5.14	7.51	8.07	0.01	-0.04
Electrical Appliances	14.34	13.75	1.90	1.17	-0.02	0.16
Transport Equipment	11.30	10.04	19.36	17.96	0.14	0.13
Precision Instruments	0.27	1.40	-0.95	9.98	-0.05	-0.04
Other Products	1.42	1.62	10.25	-4.12	0.05	0.07
Wholesale Trade	6.26	5.56	14.04	13.95	0.01	0.04
Retail Trade	4.22	4.24	11.10	11.70	0.02	-0.03
Banks	10.23	9.56	12.28	10.04	0.01	0.28
Other Financing Business	1.79	0.82	10.76	12.75	0.09	-0.06
Securities & Commodities Futures	0.89	1.09	30.22	10.56	0.30	0.04
Insurance	2.23	2.30	9.94	7.58	-0.07	0.07
Real Estate	3.04	2.38	8.88	11.42	-0.10	-0.07
Land Transportation	4.14	4.03	4.22	3.48	-0.04	0.06
Marine Transportation	0.60	0.39	22.57	9.82	0.07	0.02
Air Transportation	0.00	0.30	0.00	-0.49	0.02	0.00
Warehouse & Harbor Trans	0.00	0.24	0.00	5.44	0.00	0.00
Info & Communication	7.67	6.45	0.29	-3.03	-0.08	0.26
Electric Power & Gas	1.67	3.13	9.24	3.26	0.04	0.10
Services	0.98	2.06	8.93	7.80	-0.01	0.01
	100.00	100.00	7.40	6.48	0.09	0.83

The Japan Equity Fund, Inc.

Market Review (November 2011 - April 2012)

The Japanese stock market struggled last year with a lack of investor interest before bottoming out at the end of 2011.  In November and December, we saw little progress made on the sovereign debt problems in the eurozone.  Trading volume in the Tokyo market declined in November, despite the expansion of trading hours.  Meanwhile, macroeconomic conditions were soft in Japan, due in part to the decline in exports caused by the flooding in Thailand.  However, overseas markets, particularly that of the United States, bottomed out in mid-December, as robust trading activity continued despite the concerns over Europe’s woes.

The Japanese market began to experience a catch-up rally in early January, as the domestic economy began to return to its growth path and after most listed stocks were beaten down into oversold territory.  This rally continued until mid-March.  At that time, positive sentiment came from supportive policies issued by the European Central Bank and, surprisingly, the Bank of Japan (“BoJ”).  Specifically, the BoJ had been hesitant to take any extraordinary measures to support the Japanese economy.  However, on February 14, 2012, the BoJ announced that it would raise the amount of its asset purchase program by 10 trillion JPY and set its inflation target at 1% per annum.  These policies prompted a sharp decline in the JPY versus the USD and, subsequently, a strong rally in the Tokyo market.  However, at the end of March 2012, these policies began to lose their effect, as concerns over the eurozone’s sovereign bonds and banks once again loomed large, this time from Spain.  Looking at the macro economic data, the previously strong U.S. economy began sending out mixed signals vis-à-vis job data, while, in Japan, an anemic Tankan survey and slowing JPY depreciation weighed on the Tokyo market.

The global capital markets had experienced simultaneous fears of stalling economic growth and intensifying tension in the financial markets from late spring to the early summer periods of both 2010 and 2011, as the traditional stock market advice to ‘sell in May and stay away’ worked well over these previous two years.  Entering the same period of the 2012 calendar year, we continue to monitor the risks surrounding the global markets, including the European debt crisis as well as the slowdowns of the U.S. and Chinese economies.  We expect to soon see a safety net implemented for the European financial markets as well as the implementation of new monetary and fiscal stimulus measures in the United States and China, if necessary, thus limiting the degree of downside in the current year.  One positive aspect is that market participants are now better prepared for downside risks in the global market after establishing an environment in which brutal market movements with the same magnitude as those of the last two years are less likely to occur.  We expect that the underlying corporate profits of Japanese companies have entered into a recovery phase and, as the focus of market participants shifts to a recovery in FY2012 Japanese corporate earnings, the market should resume its profit-driven rally.  Below, we will discuss Japan-specific market drivers.

(1)           BoJ monetary policy and the yen rate:  sharp JPY appreciation unlikely
The Japanese yen, which had depreciated following the BoJ’s surprise monetary easing in February 2012, turned around in April, as the risk-off by global investors and signs of slowing U.S. economic growth prompted the JPY to advance.  The BoJ expanded its monetary easing measures in late April 2012, as the central bank decided to widen its asset purchase program with a 10 trillion yen increase to the Japanese Government Bond purchase limit as well as by expanding both the scope of the program’s remaining periods and the purchase limits on ETFs and J-REITs.  The actions taken by the BoJ were more or less inline with market expectations; thus, the reaction of the foreign exchange and equity markets was rather limited.  We believe that the 1% “price stability goal” set by the BoJ as well as its stance on maintaining an extremely accommodative monetary policy has created a ceiling for the JPY’s appreciation at around 78 to 80 JPY per USD.

(2)           Japanese politics:  return of the political deadlock, not a new negative
Japanese politics returned to “normal”, wherein power struggles dominated the actions of both parties and politicians.  Ichiro Ozawa, the former president of Japan’s ruling party and one of the country’s most influential lawmakers, was cleared of charges that he was involved in false political fund reporting, and he is now expected to become more vocal against the sales tax hike plan.  Prime Minister Noda’s approval rating has dropped to its lowest level since he became prime minister in August 2011.  Important bills such as the consumption tax hike, the restarting of Japan’s nuclear reactors and negotiations on the free trade agreement will be difficult to pass through a divided parliament, especially one in which opposition parties control the upper house.  Fortunately or unfortunately, the people’s expectations of the government are already low and, hence, political deadlocks are not a new negative factor for the Japanese market.  Additionally, there is little chance of any political reshuffling, as Mr. Noda remains firm in his push for the tax reform bill.

(3)           Shutdown of nuclear power plants and higher energy prices:  risks remain
With the shutdown of the final reactor in early May 2012, Japan now generates zero electricity by nuclear power for the first time in 42 years.  According to an estimate by the Institute of Energy Economics, if all nuclear power plants were halted and substituted with thermal power plants, electricity prices would rise by around 18% in FY2012 for a standard household, and Daiwa Institute of Research estimated that Japan’s real GDP would be impacted negatively by between 0.5% and 1.1%.  Currently, the government expects the No. 3 and No. 4 reactors at Kansai Electric’s Oi nuclear plant in Fukui Prefecture to come back online ahead of others.  In addition to Fukui, several other prefectures (Kyoto, Shiga and Osaka) also rely on electricity produced by the plant, but they have remained reluctant to endorse any restart of operations.  Although we expect Japan’s nuclear power plants to be restarted eventually, as the time limit approaches there will be a risk of temporary power shortages of up to 15% in the Kansai area over the coming summer.  In the medium term, power shortages will pose both threats and opportunities among Japanese corporations that deal in smart-grid technologies, LED lighting, efficient motors, inverters, power semiconductors and lithium-ion batteries.

(4)	Japanese economy and corporate earnings: we expect upward revisions to economic growth and a corporate earnings recovery
The earnings announcement season for Japanese companies began in late April 2012 and, as of May 1, 2012, about 40% of companies by market capitalization had announced their results for fiscal year 2011 (“FY2011”) (the year ended March 2012) and their forecasts for fiscal year 2012 (the year ending March 2013).  So far, corporations have forecast 7% sales and 19% recurring profit growth, respectively, for FY2012.  Management forecasts have been below consensus estimates, reflecting a conservative stance as Japanese companies continue to face global economic uncertainty, foreign exchange rates and so on.  Recent economic indicators have not been entirely optimistic either.  According to the BoJ’s latest Tankan survey, the diffusion index (DI) of large manufacturers was unchanged from December to March at -4.0, which led to predictions that business sentiment will essentially improve little to -3.0 in the next survey coming in June.  March industrial production rose 1.0% MoM and is expected to advance by another 1.0% in April before contracting by an estimated 4.1% in May.  We forecast that Japan will continue to post decent economic growth during 2012, on the back of reconstruction activities, a recovery from last year’s supply chain disruptions and pro-growth policies overseas.  With a resilient macroeconomic environment, we expect the corporate earnings recovery among Japanese companies to be revised upwards with the passage of time.

(5)	M&A activity: both inbound and outbound cross-border M&As can vitalize corporate Japan
Announcements of outbound M&A transactions (i.e. Japanese companies acquiring foreign companies) exceeded 5 trillion JPY in 2011, on the back of the JPY’s appreciation, a sluggish domestic economy and the ample cash held by Japanese corporations.  In April 2012, for example, Nidec Corp. announced that it would buy Italian industrial motor maker Ansaldo Sistemi Industriali S.p.A., while Takeda Pharmaceutical Co. said it would acquire Philadelphia-based URL Pharma Inc.  In other news, Toshiba Corp. announced that its subsidiary, Toshiba Tec, would acquire IBM’s Retail Store Solutions business, which offers retail point-of-sale (POS) solutions.  A sign of new development is that inbound M&A (i.e. foreign companies acquiring Japanese companies) began to accelerate over the period, although the aggregate amount of the deals remains relatively small.  Notable transactions include Hon Hai Precision Industry’s participation in Sharp Corp.’s LCD panel business, while bankrupt DRAM chip manufacture Elpida Memory Inc. is reportedly going to be acquired by Micron Technology Inc. of the United States.  Samsung Electro-Mechanics acquired Japan’s Alphana Technology, the second leading global HDD motor maker.  Facing a rapidly changing and competitive global landscape, Japanese corporate management has gradually begun to make a serious effort to streamline business lines.  Monetizing non-core businesses and assets will create a fresh dynamic for Japanese corporations, which have traditionally been reluctant to shrink and, therefore, potentially generate higher returns on equity.

Valuations and technical indicators suggest that the market is approaching attractive territory.  The 25-day Toraku ratio, or gainer/loser ratio, went down to an oversold 70, from recent overbought levels of more than 140 in early March.  The price-to-book ratio returned to below parity at 0.95x, while the price-to-earnings ratio declined to 13.6x.  Given the cautiousness of market participants as well as attractive valuations, we believe that any further downside risk for the Japanese market will be limited.

Regarding sector strategy, our portfolio continues to overweight cyclicals such as Industrials, Information Technology and Materials, while remaining underweight in defensives like Utilities and Consumer Staples, as we maintain our main scenario that the global economy will gradually continue to recover this year and that the valuations of cyclical names will remain attractive.  As for stock selection, we will continue to search for companies with specific earnings drivers, including firms that can supply superior energy-saving products and meet the growing demand coming from emerging nations.  In addition, we will remain on the lookout for stocks with attractive valuations based on the FY2012 price-to-earnings ratio and superior earnings quality.

Fund Performance

During the six months ended April 30, 2012, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $4.89 per share on December 28, 2011 to a high of $5.74 on April 2, 2012.  The Fund’s NYSE market price closed at $5.48 per share on April 30, 2012.

The NYSE market price in relation to the Fund’s net asset value per share during the six months ended April 30, 2012, ranged from a high discount of 13.84% on November 23, 2011 to a low discount of 6.20% on November 3, 2011, and ended the period at a discount of 10.46%.

The Fund has not invested in derivative securities.  Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager and International Clients Group Leader, with a total of 16 years of experience in the Japanese and global equity markets.  Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan.  In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry.  He assumed the day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006.

Effective November 2, 2009, Mr. Takahiro Ueno, CFA/CMA, a Senior Portfolio Manager with 14 years of experience joined the investment management team.  Prior to joining Daiwa SB Investments in 2001, he was a fixed income trader at Sumitomo Bank.  In 1995 he earned a B.S. degree in engineering from Kyoto University.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Yoshihiro Fujisawa	/s/ Yoshiaki Uematsu
YOSHIHIRO FUJISAWA	YOSHIAKI UEMATSU

Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

April 30, 2012 (unaudited)

COMMON STOCKS—98.72%

Shares		Value	Shares		Value
Banks-10.63%			Construction-2.18%
929,200	Mitsubishi UFJ Financial Group, Inc	$4,457,672	365,500	Haseko Corp.*	$262,787
2,355,500	Mizuho Financial Group, Inc	3,708,299	27,000	MIRAIT Holdings Corp.	192,451
54,000	Sumitomo Mitsui Trust Holdings, Inc.	157,977	279,000	Obayashi Corp.	1,172,443
228,000	The Bank of Yokohama, Ltd.	1,099,442	29,000	Toshiba Plant Systems & Services Corp.	305,566
		9,423,390			1,933,247
Building Materials-1.30%			Cosmetics-0.73%
84,000	Central Glass Co., Ltd.	341,540	21,400	Pola Orbis Holdings Inc.	645,953
344,000	Taiheiyo Cement Corp.	814,479	Electric Appliances-14.71%
		1,156,019	50,700	Canon Inc.	2,306,545
Chemicals-5.25%			182,000	Fuji Electric Co., Ltd.	482,807
183,000	Asahi Kasei Corp.	1,125,177	14,200	Hamamatsu Photonics K.K	562,402
51,300	Fujifilm Holdings Corp.	1,085,523	334,000	Hitachi Ltd.	2,119,846
15,000	Nihon Parkerizing Co., Ltd.	222,388	29,000	Murata Manufacturing Co., Ltd.	1,651,853
108,000	Sumitomo Bakelite Co., Ltd.	555,597	43,100	Nichicon Corp.	516,644
406,000	Sumitomo Chemical Co., Ltd.	1,665,873	45,000	Nissin Electric Co., Ltd.	256,043
		4,654,558	46,500	Omron Corp.	983,953
Communication-5.01%			186,300	Panasonic Corp	1,436,452
233	KDDI Corp.	1,516,363	36,300	Star Micronics Co., Ltd.	382,934
15,700	NS Solutions Corp.	303,802	12,400	TDK Corp.	648,667
47,700	NTT Corp.	2,143,455	284,000	Toshiba Corp.	1,158,250
6,000	Otsuka Corp.	478,245	62,000	Yaskawa Electric Corp.	537,226
		4,441,865			13,043,622
Electric Power & Gas-1.64%			Land Transportation-3.53%
38,800	Electric Power Development Co., Ltd.	$1,065,834	35,700	East Japan Railway Co.	$2,203,868
27,000	Kansai Electric Power Co., Inc.	387,579	13,200	Hitachi Transport System, Ltd.	239,717
		1,453,413	182,000	Nippon Express Co., Ltd.	683,600
Foods-0.63%					3,127,185
44,000	Nippon Meat Packers, Inc.	559,068	Leisure-0.34%
Glass & Ceramic Products-1.22%			395	Accordia Golf Co., Ltd.	301,134
75,000	Nippon Electric Glass Co., Ltd.	606,173	Machinery-7.35%
			102,000	Ebara Corp.	410,933
159,000	Sumitomo Osaka Cement Co., Ltd.	478,951	63,200	Komatsu Ltd.	1,813,661
		1,085,124	48,700	Komori Corp.	422,586
Health & Personal Care-0.53%			12,400	Makita Corp.	474,972
7,800	BML, Inc.	194,444	516,000	Mitsubishi Heavy Industries, Ltd.	2,328,300
9,100	Paramount Bed Holdings Co., Ltd.	276,034	53,600	THK Co., Ltd.	1,065,754
		470,478			6,516,206
Household Goods-0.21%			Media-1.92%
64,000	Noritake Co., Ltd.	184,852	867	Fuji Media Holdings, Inc.	1,451,986
Insurance-1.63%			8,700	Kadokawa Group Holdings, Inc.	248,587
56,600	Tokio Marine Holdings, Inc.	1,444,644			1,700,573
Iron & Steel-2.01%			Non-Ferrous Metals-4.23%
352,000	Kobe Steel, Ltd.	501,797	112,000	Dowa Holdings Co., Ltd.	713,623
18,300	Maruichi Steel Tube Ltd.	400,164	113,400	Sumitomo Electric Industries, Ltd.	1,530,837
11,200	Misumi Group Inc.	260,736	115,000	Sumitomo Metal Mining Co., Ltd.	1,505,392
21,800	Yamato Kogyo Co., Ltd.	617,221			3,749,852
		1,779,918
Other Financing Business-2.89%			Software-1.22%
26,940	Orix Corp.	$2,564,760	19,200	Capcom Co., Ltd.	$434,838
Packaging-0.36%			41,900	SCSK Corp.	646,653
16,800	Fuji Seal International, Inc.	320,298			1,081,491
Pharmaceutical-2.99%			Transportation Equipment-11.89%
75,800	Daiichi Sankyo Co., Ltd.	1,291,052	40,700	Aisin Seiki Co., Ltd.	1,434,868
7,700	Miraca Holdings Inc.	301,147	112,700	Honda Motor Co., Ltd.	4,045,856
29,000	Rohto Pharmaceutical Co., Ltd.	367,758	163,000	Isuzu Motors Ltd.	927,445
16,000	Takeda Pharmaceutical Co., Ltd.	691,211	264,000	Kawasaki Heavy Industries, Ltd.	791,967
		2,651,168	62,100	Toyota Motor Corp.	2,544,199
Pulp & Paper-0.61%			23,000	TS Tech Co., Ltd.	452,758
27,500	Nippon Paper Group Inc.	545,432	17,400	Yorozu Corp.	348,992
Real Estate-2.10%					10,546,085
102,000	Mitsui Fudosan Co., Ltd.	1,867,534	Wholesale Trade-5.99%
Retail Trade-4.10%			31,000	Hitachi High-Technologies Corp.	775,096
3,850	Nitori Co., Ltd.	350,781	272,000	Marubeni Corp.	1,881,443
6,800	Saint Marc Holdings Co., Ltd.	260,890	123,000	Mitsubishi Corp.	2,657,605
48,200	Seven & I Holdings Co., Ltd.	1,447,733			5,314,144
20,800	Shimachu Co., Ltd.	464,113	Total Common Stocks (Cost-$90,046,283)		87,551,805
4,300	Shimamura Co., Ltd.	483,463
23,100	Xebio Co., Ltd.	629,688
		3,636,668
Rubber Products-1.52%
57,300	Bridgestone Corp.	1,353,124

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2012 (unconditional)

SHORT-TERM INVESTMENTS—0.22%

Principal Amount (000)		Value
U.S. DOLLAR TIME DEPOSIT—0.22%
$190	JPMorgan Chase Bank, 0.05%, due 5/1/12 (Cost—$190,235)	$190,235
Total Investments—98.94% (Cost—$90,236,518)		87,742,040
Other assets less liabilities—1.06%		941,656
NET ASSETS (Applicable to 14,481,811 shares of capital stock outstanding; equivalent to 6.12 per share)—100.00%		$88,683,696
___________________
* Non-income producing securities.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD April 30, 2012 (unaudited)		TEN LARGEST EQUITY POSITIONS HELD April 30, 2012 (unaudited)
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	14.71%	Mitsubishi UFJ Financial Group, Inc.	5.03%
Transportation Equipment	11.89	Honda Motor Co., Ltd.	4.56
Banks	10.63	Mizuho Financial Group, Inc.	4.18
Machinery	7.35	Mitsubishi Corp.	3.00
Wholesale Trade	5.99	Orix Corp	2.89
Chemicals	5.25	Toyota Motor Corp.	2.87
Communication	5.01	Mitsubishi Heavy Industries, Ltd.	2.63
Non-Ferrous Metals	4.23	Canon Inc	2.60
Retail Trade	4.10	East Japan Railway Co	2.49
Land Transportation	3.53	NTT Corp	2.42
Pharmaceutical	2.99
Other Financing Business	2.89
Construction	2.18
Real Estate	2.10
Iron & Steel	2.01
Media	1.92
Electric Power & Gas	1.64
Insurance	1.63
Rubber Products	1.52
Building Materials	1.30
Glass & Ceramic Products	1.22
Software	1.22
Cosmetics	0.73
Foods	0.63
Pulp & Paper	0.61
Health & Personal Care	0.53
Packaging	0.36
Leisure	0.34
Household Goods	0.21

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

April 30, 2012 (unaudited)

Assets
Investment in securities, at value (cost—$90,236,518)	$87,742,040
Cash denominated in foreign currency (cost—$261,667)	264,277
Receivable for securities sold	240,726
Interest and dividends receivable	844,199
Prepaid expenses	18,707
Total assets	89,109,949
Liabilities
Payable for securities purchased	236,269
Audit and tax services	53,618
Payable for management fees	10,444
Payable for advisory fees	15,666
Payable to other affiliates	33,173
Accrued expenses and other liabilities	77,083
Total liabilities	426,253
Net Assets	$88,683,696
Net Assets consist of:
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized; 14,481,811 shares issued and outstanding	$144,818
Paid-in capital in excess of par value	107,673,378
Undistributed net investment income	191,555
Accumulated net realized loss on investments	(16,856,580)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currency	(2,469,475)
Net assets applicable to shares outstanding	$88,683,696
Net Asset Value Per Share	$6.12

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2012 (unaudited)

Investment income:
Dividends (net of withholding taxes of $68,615)	$911,583
Interest	61
Total investment income	911,644
Expenses:
Investment management fee	155,883
Administration fee and expenses	126,882
Custodian fees and expenses	61,764
Audit and tax services	47,868
Legal fees and expenses	44,877
Directors’ fees and expenses	40,888
Reports and notices to stockholders	28,920
Marketing expense	21,547
Insurance expense	6,661
Transfer agency fee and expenses	6,619
Other	42,417
Total expenses	584,326
Net investment income	327,318
Realized and unrealized gains (losses) from investment activities and foreign currency transactions:
Net realized gains on investments	204,584
Net realized foreign currency transaction losses	(83,835)
Net change in unrealized appreciation (depreciation) on investments in equity securities	1,872,327
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	53,619
Net realized and unrealized gains from investment activities and foreign currency transactions	2,046,695
Net increase in net assets resulting from operations	$2,374,013

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011
Increase (decrease) in net assets from operations:
Net investment income	$327,318	$665,768
Net realized gain (loss) on:
Investments	204,584	(1,016,674)
Foreign currency transactions	(83,835)	71,294
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	1,872,327	(2,937,771)
Translation of short-term investments and other assets and liabilities denominated in foreign currency	53,619	(66,488)
Net increase (decrease) in net assets resulting from operations	2,374,013	(3,283,871)
Dividends and distributions to stockholders from:
Net investment income	(751,755)	(794,549)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	123,459	63,635
Net increase in net assets	1,745,717	(4,014,785)
Net assets:
Beginning of period	86,937,979	90,952,764
End of period (including undistributed net investment income of $191,555 and $615,992, respectively)	$88,683,696	$86,937,979

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992.  It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual reporting results could differ from those estimates.

Valuation of Investments—The Fund determines net asset value based on valuations made as of 5:00 p.m. Tokyo time, on each day.  Securities which are listed on the Tokyo Stock Exchange, or listed on the over-the-counter market in Japan, or listed on other exchanges in Japan and for which market quotations are readily available, are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price.  In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may pre-scribe.  Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows:  (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required.  As of April 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.  As of April 30, 2012, the Fund did not have any unrecognized tax benefits.  The Fund’s federal tax returns for the current and prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed).  Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.  Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications.  Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).  The guidance establishes three levels of fair value hierarchy as follows:

Level 1—Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2—Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
Level 3—Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Manager.  The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$87,742,040
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$87,742,040

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of April 30, 2012 is presented.  No significant transfers between Level 1 or Level 2 fair value measurements occurred during the six months ended April 30, 2012.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (“POI”).  Please refer to the POI for industry classifications of the portfolio holdings.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”).  ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.  Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively.  The Fund is currently assessing the impact of this guidance on its financial statements.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”).  Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI.  For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI.  In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund.  For the six months ended April 30, 2012, no such expenses were paid to the Manager or the Adviser.  For the six months ended April 30, 2012, the Manager earned $62,353 and the Adviser earned $93,530, as reflected in the Statement of Operations.

At April 30, 2012, the Fund owed $26,110 the Manager.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Manager and the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.  In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.  During the six months ended April 30, 2012, expenses of $9,765 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program.  This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and as of September 21, 2011 has appointed Daiwa Securities Trust and Banking (Europe) PLC (the “Sub-Custodian”), an affiliate of DSTC, the Manager and the Adviser, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan.  As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses.  Such expenses include fees and out-of-pocket expenses of the Sub-Custodian.  During the six months ended April 30, 2012, DSTC and the Sub-Custodian earned $21,915 and $39,849, respectively, as compensation for custodial service to the Fund.

At April 30, 2012, the Fund owed $13,435, $6,250 and $3,738 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $9,749 payable to the Sub-Custodian, all of which are included in payable to other affiliates on the Statement of Assets and Liabilities.

During the six months ended April 30, 2012, the Fund paid or accrued $44,878 for legal services in connection with the Fund’s on-going operations to a law firm to which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at April 30, 2012 was $90,046,283, excluding short-term interest bearing investments.  At April 30, 2012, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $2,494,478 was composed of gross appreciation of $4,531,008 for those investments having an excess of value over cost, and gross depreciation of $7,025,486 for those investments having an excess of cost over value.  For the six months ended April 30, 2012, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $38,536,171 and $38,650,481, respectively.

At October 31, 2011, the Fund had a remaining capital loss carryover of $16,977,329, of which $3,410,154 expires in the year 2016, $10,922,220 expires in the year 2017 and $1,494,277 expires in the year 2018 and $1,150,678 expires in the year 2019 available to offset future net capital gains.

Capital Stock

There are 30,000,000 shares of $0.01 par value common stock authorized.  During the six months ended April 30, 2012, 24,992 shares were issued on December 28, 2011 at the reinvestment price of $4.94.  The net asset value per share on that date was $5.61.  Of the 14,481,811 shares of the Fund outstanding at April 30, 2012, Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager, Adviser and DSTC, owned no shares.  As of April 30, 2012, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, 1607 Capital Partners, LLC held 14.3% of the shares outstanding and Lazard Asset Management LLC held 13.2% of the shares outstanding.

Subsequent Event

Management has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

DSTC informed the Board on May 17, 2012 that it would be discontinuing its administration and custodian businesses and therefore will be terminating its agreements with the Fund.  The Board is conducting a search for a replacement administrator and custodian.

Share Repurchase Program

On May 23, 2012 the Fund announced that the Board had approved a share repurchase program.  The share repurchase program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve-month period ended October 31.  Such purchases may be made when the Fund’s shares are trading at a discount to NAV of 9% or more.

The Board authorized the share repurchase program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund’s NAV.  There is no assurance that the Fund will purchase shares in any specific amounts.  No shares were repurchased by the Fund’s management pursuant to the share repurchase plan during the six months ended April 30, 2012.

The Japan Equity Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended April 30, 2012	For the Years Ended October 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.01	$6.30	$6.02	$5.41	$8.61	$8.58
Net investment income	0.02	0.04	0.03	0.02	0.05	0.02
Net realized and unrealized gains (losses) on investments and foreign currency transactions.	0.14	(0.27)	0.29	0.63	(3.25)	0.10
Net increase (decrease) in net asset value resulting from operations	0.16	(0.23)	0.32	0.65	(3.20)	0.12
Less: dividends and distributions to shareholders Net investment income	(0.05)	(0.06)	(0.04)	(0.04)	—	(0.09)
Net asset value, end of period	$6.12	$6.01	$6.30	$6.02	$5.41	$8.61
Per share market value, end of period	$5.67	$5.35	$5.44	$5.10	$5.14	$7.97
Total investment return:(a)
Based on market price at beginning and end of period, assuming reinvestment of dividends	3.51%	(0.76)%	7.44%	0.07%	(35.51)%	(1.05)%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	2.90%	(3.74)%	5.41%	12.22%	(37.17)%	1.42%
Ratios and supplemental data:
Net assets, end of period (in millions)	$88.7	$86.9	$91.0	$87.0	$78.1	$124.3
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.34%*	1.38%	1.37%	1.41%	1.15%	0.95%
Net investment income	0.76%*	0.71%	0.49%	0.41%	0.70%	0.20%
Portfolio turnover	44.59%	58.83%	42.89%	46.93%	34.78%	61.22%
_____________________
*	Annualized
(a)
Total investment return based on market value is calculated assuming the shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

The Japan Equity Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 4, 2012, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the “Fund”) was held and the following matter was voted upon and passed.

Election of two Class I Directors to the Board of Directors of the Fund, to serve until the 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

	Number of Shares/Votes
Class II	Voted For	Proxy Authority Withheld
Yoshihiro Fujisawa	11,762,471	954,652
Martin J. Gruber	11,724,757	988,366

In addition to the Directors re-elected at the Meeting, David G. Harmer, Richard J. Herring and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others.  In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund.  The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you.  We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law.  For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials.  These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information.  Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

(This page has been left blank intentionally.)

Semi-Annual Report
April 30, 2012

BOARD OF DIRECTORS

The Japan Equity Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
          Daiwa SB Investments Ltd.

Yoshihiro Fujisawa, Chairman
Martin J. Gruber
David G. Harmer
Richard J. Herring
Rahn K. Porter
OFFICERS
Yoshiaki Uematsu
President
John J. O’Keefe
Vice President, Treasurer and Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
The financial information included herein is taken from the records of the Fund without examination by the Independent Public Accounting Firm which does not express an opinion thereon.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Schedule of Investments.

A schedule of investments is included as part of the report to stockholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any "affiliated purchasers" during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.
By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 28, 2012

By /s/ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

Date:  June 28, 2012

EXHIBIT 12 (b)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 28, 2012

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshiaki Uematsu, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 28, 2012

By /s/ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 28, 2012

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 28, 2012

By /s/ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.